PennyMac Mortgage Investment Trust February 8, 2018 Fourth Quarter 2017 Earnings Report Exhibit 99.2

4Q17 Earnings Report Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein, from past results discussed herein, or illustrative examples provided herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in our investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject us to additional risks; volatility in our industry, the debt or equity markets, the general economy or the real estate finance and real estate markets specifically, whether the result of market events or otherwise; events or circumstances which undermine confidence in the financial markets or otherwise have a broad impact on financial markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or man-made disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy our investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and our success in doing so; the concentration of credit risks to which we are exposed; the degree and nature of our competition; our dependence on our manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at our manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of our cash reserves and working capital; our ability to maintain the desired relationship between our financing and the interest rates and maturities of our assets; the timing and amount of cash flows, if any, from our investments; unanticipated increases or volatility in financing and other costs, including a rise in interest rates; the performance, financial condition and liquidity of borrowers; the ability of our servicer, which also provides us with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of our customers and counterparties; our indemnification and repurchase obligations in connection with mortgage loans we purchase and later sell or securitize; the quality and enforceability of the collateral documentation evidencing our ownership and rights in the assets in which we invest; increased rates of delinquency, default and/or decreased recovery rates on our investments; our ability to foreclose on our investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying our mortgage-backed securities or relating to our mortgage servicing rights , excess servicing spread and other investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the effect of the accuracy of or changes in the estimates we make about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon our financial condition and results of income; our failure to maintain appropriate internal controls over financial reporting; technologies for loans and our ability to mitigate security risks and cyber intrusions; our ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct our business; our ability to detect misconduct and fraud; our ability to comply with various federal, state and local laws and regulations that govern our business; developments in the secondary markets for our mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies or government-sponsored entities, or such changes that increase the cost of doing business with such entities; the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations and regulatory agencies, and any other legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on our business and our ability to satisfy complex rules for us to qualify as a real estate investment trust (REIT) for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of our subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters (including changes to laws governing the taxation of REITs, or the exclusions from registration as an investment company); the effect of public opinion on our reputation; the occurrence of natural disasters or other events or circumstances that could impact our operations; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

Fourth Quarter Highlights Net income attributable to common shareholders of $34.6 million on net investment income of $93.7 million Diluted earnings per common share of $0.50; return on average common equity of 11% Reduction of deferred tax liability in PMT’s taxable REIT subsidiary (TRS) from the newly enacted federal tax law resulted in a benefit of $13.0 million, or $0.18 in diluted earnings per share Dividend of $0.47 per common share declared on December 19, 2017 and paid on January 26, 2018 Book value per common share increased to $20.13(1) from $19.74 at September 30, 2017 Operating results reflect strong contributions from GSE credit risk transfer (CRT) and correspondent production partially offset by distressed loan investment losses Segment pretax results: Credit Sensitive Strategies: $39.3 million; Interest Rate Sensitive Strategies: $3.2 million; Correspondent Production: $14.1 million; Corporate: $(10.6) million Repurchased approximately 5.2 million PMT common shares at a cost of $82.6 million from November 6th, 2017 to January 5th, 2018 Board of Trustees authorized an increase in the size of the share repurchase program from $200 million to $300 million Continued investment in CRT and mortgage servicing rights (MSRs) resulting from PMT’s correspondent production Conventional correspondent loan production totaled $5.9 billion in unpaid principal balance (UPB), down 10% from the prior quarter CRT deliveries totaled $4.8 billion in UPB, which will result in approximately $168 million of new CRT investments once the aggregation period is complete Added $83 million in new MSRs 4Q17 Earnings Report (1) Effective January 1, 2018, PMT is electing changes to the accounting for its MSRs; see slide 18 for details. Pro forma for this change, book value per share would be $20.36.

Fourth Quarter Highlights (continued) Completed the previously announced sale of $287 million in UPB of nonperforming and performing loans from the distressed portfolio Notable activity after quarter end: Entered into an agreement to sell $381 million in UPB of nonperforming and performing loans from the distressed portfolio(1) With this pending sale, PMT’s equity allocated to distressed mortgage loans is expected to decrease to approximately 15%(2) 4Q17 Earnings Report (1) This transaction is subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of the transaction or that the transaction will be completed at all. (1) Management’s internal allocation of equity. Amounts as of quarter end.

# Current Market Environment

- Interest rates increased steadily throughout 4Q17
  - Mortgage rates increased 16 basis points to 3.99% at quarter end and have increased to 4.22% after quarter end[1]
  - Average refinance application activity as tracked by the MBA decreased 14% from the 3Q17 average[2]
- Home sales showed renewed strength in 4Q17, reaching their highest levels of the year
  - Fundamental economic and demographic drivers for home sales growth remain positive
  - Mortgage market origination estimates forecast multi-year growth in purchase-money originations driven by continued strong demand for homes
- Mortgage performance remains strong
  - Recent near-term increase in delinquencies is expected to be transitory; attributable to the recent natural disasters and typical seasonal factors[3]



Average 30-year fixed rate mortgage(1)
5.0%
4.5%
4.0%
3.5%
3.0%
3.99%
3.83%
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15
Oct-15
Jan-16
Apr-16
Jul-16
Oct-16
Jan-17
Apr-17
Jul-17
Oct-17
Jan-18



Home Sales(4)
(in millions)
+6%
8
6
4
2
0
6.0
6.2
6.3
6.5
6.7
2016
2017
2018E
2019E
2020E
Existing Home Sales
New Home Sales

(1) Freddie Mac Primary Mortgage Market Survey. 4.22% as of 2/1/2018

(2) Mortgage Bankers Association Refinance Index – 3Q17 average was 1,390, and 4Q17 average was 1,202

(3) Black Knight Financial Services – Total U.S. loan delinquency rate (30 day+ delinquent but not in foreclosure) was 4.71% as of December 31, 2017 compared to 4.40% as of September 30, 2017

(4) Actual results are from National Association of Realtors and the Census Bureau – seasonally adjusted. Forecast estimates are from the Mortgage Bankers Association

PennyMac® 4Q17 Earnings Report | 5

4Q17 Earnings Report Implications of the Tax Cuts & Jobs Act Housing Market Mortgage Industry PennyMac Entities Should be a long-term positive for housing driven by the overall stimulus for the U.S. economy Economic growth has historically supported improved real estate values and home sales Increases in disposable income for many households should aid homeownership May have mixed impact on home prices in the near term Reduction in the maximum mortgage interest deduction to $750,000 and a cap on state and local tax deductions could negatively impact high-cost areas (e.g., California, Northeast) Reduced corporate tax rate significantly improves the after-tax profitability for taxable industry participants including PMT’s taxable REIT subsidiary Lower mortgage interest deduction cap does not impact Agency market (government and conventional conforming loans), which comprises 80% of total U.S. mortgage originations Uncertain impact on competition and production margins over time (e.g., depends on alternative investments available for banks) New 20% deduction for dividends from a real estate investment trust (REIT) increases the attractiveness of owning REIT stocks such as PMT for many investors

Share Repurchase Program Update Repurchased approximately 5.2 million PMT common shares at a cost of $82.6 million from November 6th, 2017 to January 5th, 2018 On December 19, 2017, the Board of Trustees authorized an increase in the size of the common share repurchase program from $200 million to $300 million 14.7 million common shares repurchased at a cost of $216 million since inception of the share repurchase program Resulted in an effective purchase price discount to book of $80 million 4Q17 Earnings Report PMT Common Shares Outstanding (shares in millions) Common Share Repurchases Since Inception ($ in millions) 19% reduction in common shares outstanding (1) Share repurchase program began in August 2015 (1)

Transition to Correspondent-Generated Investments in CRT and MSRs 4Q 2015 100% = $1.50 billion 4Q 2017(2) 100% = $1.55 billion PMT’s Equity Allocation(1) (1) Management’s internal allocation of equity. Amounts as of quarter end. Percentages may not sum exactly due to rounding. (2) Includes $310 million of preferred equity 4Q17 Earnings Report 4Q 2016 100% = $1.35 billion With pending bulk sale, equity allocated to distressed loans is expected to be approximately 15%

Note: This slide presents estimates for illustrative purposes only, using PMT’s base case assumptions (e.g., for credit performance, prepayment speeds, financing economics) Actual results may differ materially.  Please refer to slide 2 for important disclosures regarding forward-looking statements. Run-Rate Quarterly Income Potential from PMT’s Strategies Reflects expectations over 2018; reduced provision for income tax expense resulting from new federal tax law Income potential driven by CRT and MSRs as part of interest rate sensitive strategies—continued deployment of proceeds from distressed loan liquidations and the preferred equity raises into these investments Correspondent production reflects optimization of secondary market execution and financing arrangements Distressed loan portfolio winds down; impact on income potential is de minimis 4Q17 Earnings Report (1) Management’s internal allocation of equity. Equity allocated to MSR, ESS and distressed loan investments reflects an allocation of exchangeable senior notes and associated expenses (2) Projected CRT income includes fair value recognition upon loan delivery under CRT agreements Run-Rate Quarterly Income Potential (Q1 2018-Q4 2018 Avg) ($ in millions, except EPS) Income Potential WA EquityAllocated(1) Annualized Return on Equity (ROE) Credit sensitive strategies: Distressed loan investments $-,148,593.1586732436 $,238,936,986.80843809 -0.2% Other credit sensitive strategies GSE credit risk transfer(2) $24,402,389.99329694 $,524,970,979.51800084 0.18593324922990492 Non-Agency subordinate bonds $,119,181.29180501986 $2,887,817.9977934109 0.16508144473936598 Commercial real estate finance $,622,705.35421240004 $49,837,055.326229721 4.9979305569818784 Subtotal net other credit sensitive strategies $25,144,276.639314361 $,577,695,852.84202397 0.17410044760138021 Net credit sensitive strategies $24,995,683.480641119 $,816,632,839.65046203 0.12243290872965558 Interest rate sensitive strategies: MSRs (incl. recapture) $12,933,139.619835468 $,352,450,956.80421734 0.1467794525184925 ESS (incl. recapture) $2,823,109.7619496677 $90,142,515.901645541 0.12527317365004373 Agency MBS $5,129,771.8559965082 $73,545,912.147975206 0.2789969805895044 Non-Agency senior MBS (incl. jumbo) $,166,054.34892384539 $2,104,493.455740869 0.31561865582592152 Interest rate hedges $-5,014,144.843894621 $0 Net interest rate sensitive strategies $16,037,931.502316028 $,518,243,878.30957896 0.12378675116919054 Correspondent production $12,828,681.690496232 $,112,783,086.19894671 0.45498601334128203 Cash, short term investments, and other $,223,939.82088295405 $63,697,946.748569101 1.4% Management fees & corporate expenses $,-11,732,357.4998099 $0 Corporate $,-11,508,417.678926947 $63,697,946.748569101 n/a Provision for income tax expense $-4,015,505.2072594301 $0 Net income $38,338,373.787266999 $1,511,357,750.9075568 0.10146736936174151 Dividends on preferred stock $6,235,937.5 $,310,000,000 8.5% Net Income attributable to common shareholders $32,102,436.287266999 $1,201,357,750.9075568 0.10688718248337084 Diluted earnings per common share $0.51984075784817163

Mortgage Investment Activities

Correspondent Production Volume and Mix Correspondent Production Highlights (1) For Government loans, PMT earns a sourcing fee and interest income for its holding period and does not pay a fulfillment fee (2) Conventional conforming and jumbo interest rate lock commitments (3) Fulfillment fees are based on funding volumes. The weighted average fulfillment fee rate reflects discretionary reductions to facilitate the successful completion of certain loan transactions by PMT. ($ in billions) UPB (1) (1) 4Q17 Earnings Report Correspondent acquisitions by PMT in 4Q17 totaled $15.4 billion, down 12% Q/Q and down 23% Y/Y 62% government loans; 38% conventional loans 10% Q/Q decline in conventional conforming acquisitions, down 21% Y/Y Total lock volume of $15.9 billion, down 9% Q/Q and 17% Y/Y Volume decline from the prior quarter the result of increased competition and seasonal factors Pretax margin improved Q/Q, due in part to optimization of secondary market execution and financing arrangements Continued growth in seller relationships, which totaled 613 at quarter end January correspondent acquisitions totaled $4.8 billion; locks totaled $4.4 billion Selected Operational Metrics $4.4000000000000004 Gov't 0.60273972602739723 1Q17 2Q17 $2.9 Fulfillment 0.39726027397260266 PCG Correspondent seller relationships 557 589 $7.3000000000000007 Purchase money loans, as a % of total acquisitions 0.72570000000000001 0.82 WA FICO 2Q17 3Q17 PCG Government-insured 694 693 Conventional 753 749 CDL WA FICO 2Q17 3Q17 Government-insured 690 692 Conventional 740 741 Key Financial Metrics 3Q17 4Q17 Pretax income as a percentage of interest rate lock commitments(2) 1.2999999999999999E-3 2.3999999999999998E-3 Fulfillment Fee(3) 3.5999999999999999E-3 3.3E-3 Selected Operational Metrics 3Q17 4Q17 Correspondent seller relationships 604 613 Purchase money loans, as a % of total acquisitions 0.83 0.76

CRT Investments Outstanding ($ in millions) Completed $4.8 billion in UPB of deliveries during the quarter, which resulted in commitments to fund approximately $168 million of new CRT investments once the aggregation period is complete, $40 million of which had been invested at quarter end Returns on CRT investments benefited from market-driven value changes resulting from credit spread tightening, consistent with spread tightening across many asset classes during the quarter Increase in 60+ days delinquencies primarily the result of disaster-impacted loans in forbearance status(3) As owner of the MSRs, PMT is in a unique position to engage with delinquent borrowers and pursue loss mitigation strategies that we believe will help bring the borrower current and avoid a loss event Losses increased by $0.5 million in 4Q17, bringing lifetime losses to $1.5 million Reflects portfolio seasoning that is in line with expectations GSE Credit Risk Transfer Investments 4Q17 Returns on CRT Investments (1) Represents equity allocation net of financing (2) Valuation-related changes include fair value recognition upon loan delivery under CRT Agreements and fair value changes and are included in total income contribution (3) See slides 25 and 29 for performance metrics (1) 4Q17 Earnings Report (4) CRT 4Q17 ($ in millions) Total Income Contribution Income Excluding Market-Driven Fair Value Changes(2) Investment income $56.312154 $15.6 Return on average CRT assets 0.36580000000000001 0.112 Return on average CRT equity 0.67549999999999999 0.187 3Q17 ($ in millions) Total Income Contribution Income Excluding Market-Driven Fair Value Changes(2)(4) Investment income $14.2 $12.7 Return on average CRT assets 0.11401155395531666 0.10377914317241237 9393 Return on average CRT equity 0.20936073211458045 0.18741997292526985 26426 17033 0.64455460531294939

MSR Investments Continued to Grow ($ in millions) MSR investments resulting primarily from correspondent production activity increased to $845 million at December 31, 2017, from $790 million at September 30, 2017 Formed PMT ISSUER TRUST– FMSR, putting in place a structure that has the potential to optimize the terms of Fannie Mae MSR financing available to PMT Excess servicing spread (ESS) investments resulting from prior bulk, mini-bulk and flow MSR acquisitions by PennyMac Financial Services, Inc. (NYSE: PFSI) decreased to $237 million at December 31, 2017, from $249 million at September 30, 2017 MSR and ESS Investments at Period End Carrying value on balance sheet Related UPB ■ MSRs ■ ESS ■ UPB (right axis) 4Q17 Earnings Report

Driven by bulk sale of $160 million in UPB Distressed Loan Portfolio Is Declining Through Liquidation and Sales 4Q17 Earnings Report Completed the previously announced sale of $287 million in UPB of nonperforming and performing loans from the distressed portfolio Entered into an agreement to sell $381 million in UPB of nonperforming and performing loans from the distressed portfolio(5) Approximately 50% nonperforming loans and 50% performing loans (1) Includes principal payments, payoffs, and write downs (2) Primarily through recidivism of previously performing loans (3) Bulk sales of performing loans (4) Primarily through loan modifications (5) This transaction is subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of the transaction or that the transaction will be completed at all. Performing Loan Portfolio Waterfall (UPB in millions) -49% Y/Y Driven by bulk sale of $145 million in UPB At 12/31/17 At 9/30/17 ($133) $519 Driven by bulk sale of $133 million in UPB Driven by bulk sale of $154 million in UPB Value Bounds Start End 0 0 $,111,611,716.76000001 $,161,902,183.62 $,273,513,900.38 $0.27351390038000001 194.4 185024614 182.1 6.7545304777594795E-2 306813148 Base Fall Rise Flow At 3/31/17 0 200000000 748757106 At 3/31/17 Payoffs/Pay downs/Write downs 185024614 14975386 0 -14975386 Payoffs/Pay downs/Write downs New Adds via Re-performance 185024614 0 121788534 121788534 New Adds via Re-performance Departures via Non-performance 254522741 52290407 0 -52290407 Departures via Non-performance At 6/30/17 254522741 At 6/30/17 748757106 -14975386 121788534 -52290407 803279847 733.78172000000006 681.4913130000001 Base Fall Rise At 3/31/17 0 0 748.75710600000002 Payoffs 733.78172000000006 14.975386 0 Non-performance 681.4913130000001 52.290407000000002 0 Re-performance 681.4913130000001 0 121.788534 At 6/30/17 803.27984700000013 -0.13867822318526546 7.2096128170894502E-2 Additions Performance(4) Reductions Payoffs Non-performance Sales Reductions Payoffs Non-performance Sales Reductions Principal(1) Non-performance(2) Sales(3) Reductions Payoffs Non-performance(3) At 3/31/17 At 6/30/17 Value Bounds Start End 0 0 $,111,611,716.76000001 $,161,902,183.62 $,273,513,900.38 $0.27351390038000001 194.4 185024614 182.1 6.7545304777594795E-2 306813148 Base Fall Rise Flow At 3/31/17 0 200000000 748757106 At 3/31/17 Payoffs/Pay downs/Write downs 185024614 14975386 0 -14975386 Payoffs/Pay downs/Write downs New Adds via Re-performance 185024614 0 121788534 121788534 New Adds via Re-performance Departures via Non-performance 254522741 52290407 0 -52290407 Departures via Non-performance At 6/30/17 254522741 At 6/30/17 748757106 -14975386 121788534 -52290407 803279847 791.58929899999998 730.25556899999992 Base Fall Rise At 3/31/17 0 0 803.27984700000002 Payoffs 791.58929899999998 11.690548 0 791.58929899999998 Non-performance 730.25556899999992 61.333730000000003 0 730.25556899999992 585.38006799999994 144.87550100000001 585.38006799999994 Re-performance 585.38006799999994 0 82.269296999999995 At 6/30/17 667.64936499999999 585.38006799999994 -0.13867822318526546 7.2096128170894502E-2 Additions Reperformance(4) Reductions Payoffs Non-performance Sales Reductions Payoffs Non-performance Sales Reductions Payoffs(1) Non-performance(2) Sales(3) Reductions Payoffs Non-performance(3) At 3/31/17 At 6/30/17

Financial Results

Fourth Quarter Income and Return Contributions by Strategy Note: Amounts may not sum exactly due to rounding (1) Income contribution and the annualized return on equity calculated net of any direct expenses associated with investments (e.g., loan fulfillment fees, loan servicing fees), but before tax expenses. Some of the income associated with the investment strategies may be subject to taxation. (2) Management’s internal allocation of equity. Equity allocated to MSR, ESS and distressed loan investments reflects an allocation of exchangeable senior notes and associated expenses. (3) Market-driven value changes include fair value recognition upon loan delivery under CRT Agreements and market value changes 4Q17 Earnings Report Monthly Q4 2017 Quarterly QTD 2017 QTD 2017 QTD 2017 9 Investor Relations Q4 2017 AS OF 1/24/18 ($ in millions) Total Income Contribution(1) Market-Driven Value Changes Income Excluding Market-Driven Value Changes(1) WA EquityAllocated(2) Annualized Return on Equity (ROE)(1) Credit sensitive strategies: Distressed loan investments(2) $,-17,444,136.918552987 n/a $,-17,444,136.918552987 $,440,395,296.12238938 -0.15844071970927792 Other credit sensitive strategies GSE credit risk transfer(3) $56,312,154.109999999 $40,717,953.689999998 $15,594,200.420000002 $,333,443,543.94333333 0.67552250007959247 Non-Agency subordinate bonds $,219,273.2363746535 $,148,913.14999999991 $70,359.87363746544 $2,822,630.350000011 0.31073576192207603 Commercial real estate finance $,183,539.62216000003 $40,831.58 $,142,708.4216000001 $15,830,391.270446666 4.6% Subtotal net other credit sensitive strategies $56,714,966.755797468 $40,907,698.419999994 $15,807,268.335797468 $,352,096,565.24878001 0.64431150262115744 Net credit sensitive strategies $39,270,829.837244481 $40,907,698.419999994 $-1,636,868.5827555191 $,792,491,861.37116933 0.1982144259212863 Interest rate sensitive strategies: ` MSRs (incl. recapture)(2) $8,760,158.8765729852 $-1,887,434.8200000003 $10,647,593.696572986 $,529,850,375.89862013 6.6% ESS (incl. recapture)(2) $-1,762,011.9699999997 $-4,593,028.21 $2,831,016.24 $96,085,248.280230522 -7.3% Agency MBS $,317,123.39000000153 $-4,761,538.8 $5,078,662.1900000013 $51,286,063.486840032 2.5% Non-Agency senior MBS (incl. jumbo) $,208,951.4063625345 $,-24,758.279999999795 $,233,709.6863625343 $1,479,237.724999984 0.56502454698425641 Interest rate hedges $-4,306,336.66 $-4,306,336.66 n/a Net interest rate sensitive strategies $3,217,885.429355223 $,-15,573,096.770000001 $18,790,981.812935524 $,678,700,925.39069068 1.9% Correspondent production $14,070,775.379999997 $14,070,775.379999997 $79,734,734.86409016 0.70587933371743117 Cash, short term investments, and other $,118,899.27 n/a $,118,899.27 $45,771,410.573496655 1.4% Management fees & corporate expenses $,-10,731,474.1 n/a $,-10,731,474.1 Corporate $,-10,612,574.74 n/a $,-10,612,574.74 $45,771,410.573496655 -0.93085287798749217 Provision for income tax expense $-5,109,247.2700000005 n/a $-5,109,247.2700000005 Net income $40,837,668.250179999 $25,334,601.649999991 $15,503,066.600179996 $1,596,698,932.1994467 0.10230524346609605 Dividends on preferred stock $6,235,937.5 $,310,000,000 8.5% Net Income attributable to common shareholders $34,601,730.750179999 $1,286,698,932.1994467 0.10756744995826734 Note: Amounts may not sum exactly due to rounding (1) Income contribution is net of any direct expenses associated with investments (e.g., loan fulfillment fees, loan servicing fees) (2) Equity allocated to MSR, ESS and distressed loan investments includes an allocation of exchangeable senior notes and associated expenses (3) Management’s internal allocation of equity. Amounts represent weighted averages during the period

Performance of the Distressed Mortgage Loan Investments Losses to the distressed portfolio in connection with the bulk sale of nonperforming and performing loans were approximately $4 million, including sale expenses and adverse valuation impact on the carrying value of the remaining nonperforming loans Other drivers of valuation losses on nonperforming loans: Higher recidivism of previously performing loans Seasonally high costs related to the maintenance of PMT’s lien interest in the loans Lower valuation gains on performing loans versus 3Q17, due to reduced impact of market improvements and lower reperformance during the quarter Cash proceeds from liquidation and paydown activity on distressed portfolio and real estate owned upon settlement of loans (REO) totaled $48 million Bulk sale of nonperforming and performing loans generated $210 million in gross cash proceeds and $87 million in net cash proceeds after debt repayment and related expenses Net Gains/(Losses) on Mortgage Loans Cash Proceeds and Gain on Liquidation (1) Represents accumulated valuation gains and losses recognized during the period the Company held the respective asset; including valuation adjustments made upon entering into a contact of sale but excludes the gain or loss recorded upon sale or repayment of the respective asset (2) Represents the gain or loss recognized as of the date of sale or repayment of the respective asset Unaudited 4Q17 Earnings Report Unaudited Quarter ended ($ in thousands) $43,008 $43,100 Valuation Changes: Performing loans $8,638 $647 Nonperfoming loans -5,841 ,-11,672 2,797 ,-11,025 Payoffs 224 1,114 Sales 256 1,704 $3,277 $-8,207 Unaudited Unaudited Quarter ended March 31, 2016 ($ in thousands) Quarter ended December 31, 2017 ($ in thousands) Quarter ended March 31, 2016 Quarter ended June 30, 2017 Accumulated Gain on 2,712 2,756 Accumulated Gain on Proceeds gains (losses)(1) liquidation(2) Proceeds gains (losses)(1) liquidation(2) Mortgage loans $17,872 $678 $1,227 Mortgage loans $32,257 $3,832 $1,385 REO 30,430 -6,914 308 Subtotal 48,302 -6,236 1,535 Distressed Loan Sales ,209,622 18,378 1,588 $,257,924 $12,142 $3,123 REO 29,186 23,042 38,386 -4,229 2,636 #REF! #REF! $70,643 $-,397 $4,021 (1) Represents valuation gains and losses recognized during the period the Company held the respective asset, but excludes the gain or loss recorded upon sale or repayment of the respective asset Unaudited ($ in thousands) Quarter ended September 30, 2017 (2) Represents the gain or loss recognized as of the date of sale or repayment of the respective asset Accumulated Gain on Proceeds gains (losses) liquidation Mortgage loans $25,748 $3,520 $255 REO 39,276 -3,807 3,280 Subtotal 65,024 -,287 3,535 Distressed Loan Sales ,131,507 22,995 229 Cash Proceeds and Gain on Liquidation $,196,531 $22,708 $3,764 Unaudited Quarter ended March 31, 2016 ($ in thousands) Quarter ended March 31, 2016 Quarter ended March 31, 2017 2,712 2,756 Accumulated Gain on Proceeds gains (losses)(1) liquidation(2) Mortgage loans $25,376 $2,980 $387 REO 29,186 23,042 63,201 -4,175 4,979 Subtotal 5,529 4,951 88,577 -1,195 5,366 Distressed Loan Sales(3) 241 181 73,536 9,573 45 34,956 28,174 $,162,113 $8,378 $5,411 (1) Represents valuation gains and losses recognized during the period the Company held the respective asset, but excludes the gain or loss recorded upon sale or repayment of the respective asset (2) Represents the gain or loss recognized as of the date of sale or repayment of the respective asset Get from IR-8 Gains in Liquidations 73.536000000000001

Changes to Accounting for MSRs in 2018 Unaudited 4Q17 Earnings Report Through December 31, 2017 PMT carried most of its originated MSRs at the lower of amortized cost or fair value Beginning January 1, 2018, all MSRs will be carried at fair value Allows for single accounting treatment across all MSRs, a carrying value consistent with valuation under financing arrangements, and our hedging activities will be simplified Change will result in a $19.7 million increase in assets, a $5.3 million increase in deferred tax liability and a $14.4 million increase in shareholders’ equity Change will not be reported in the income statement ($ in millions) Mortgage Servicing Rights As of December 31, 2017 At lower of amortized cost or fair value At fair value Total UPB $63,853.605768520079 $8,273.69647033 $72,127.302238850098 144254.6044777002 1000000 Fair value $772.94022842861204 $91.459270009897594 $864.399498438509 Carrying (accounting) value $753.22739481469898 $91.459270009897594 $844.68666482459662 Fair value in excess of carrying value $19.712833613913062 ($ in millions) Mortgage Servicing Rights 1000000 At 6/30/2016 At lower of amortized cost or fair value At fair value Pool UPB $40,590.718999999997 $6,496.7110000000002 Excess Servicing Spread Pool weighted average coupon 3.8600000000000002E-2 4.7100000000000003E-2 Pool prepayment speed assumption (CPR) 0.10780000000000001 0.1426 Weighted average servicing fee/spread 2.5000000000000001E-3 2.5000000000000001E-3 Fair value Fair value $417.09399999999999 $57.975000000000001 $36,152 36627.069000000003 As multiple of servicing fee 4.03 3.53 4.2099999999999999E-2 Carrying (accounting) value $413.48200000000003 $57.975000000000001 0.125 1.9E-3 Fair value in excess of carrying value $3.6119999999999663 $294.55099999999999 4.3499999999999996 ($ in millions) Mortgage Servicing Rights $294.55099999999999 At 3/31/15 Under lower of amortized cost or fair value Under fair value Pool UPB $29,155.694 $6,000.7 Excess Servicing Spread Pool weighted average coupon 3.8100000000000002E-2 4.7800000000000002E-2 Pool prepayment speed assumption (CPR) 8.9% 0.1353 Weighted average servicing fee/spread 2.5999999999999999E-3 2.5000000000000001E-3 Fair value Fair value $327.702 $49.447000000000003 $33,142.364999999998 33519.513999999996 As multiple of servicing fee 4.38 3.26 4.1099999999999998E-2 Carrying (accounting) value $309.71199999999999 $49.447000000000003 0.11600000000000001 1.6000000000000001E-3 Fair value in excess of carrying value $17.990000000000009 $222.309 4.1980000000000004 ($ in millions) Mortgage Servicing Rights $222.309 At 6/30/14 Under lower of amortized cost or fair value Under fair value UPB $24,640 $4,758 Excess Servicing Spread Weighted average coupon 3.7199999999999997E-2 4.7899999999999998E-2 Prepayment speed assumption (CPR) 8.6% 0.10199999999999999 Weighted average servicing fee/spread 2.5999999999999999E-3 2.5000000000000001E-3 Fair value Fair value $289.2 $46.8 $26,963.818793999999 As multiple of servicing fee 4.5599999999999996 3.88 4.2299999999999997E-2 Carrying (accounting) value $268.7 $46.8 0.1024 1.6000000000000001E-3 Fair value in excess of carrying value $20.5 $190.24299999999999 4.37 ($ in millions) Mortgage Servicing Rights $190.24299999999999 At 3/31/14 Under lower of amortized cost or fair value Under fair value UPB $23,897 $3,426.69 Excess Servicing Spread Weighted average coupon 3.6999999999999998E-2 4.7899999999999998E-2 Prepayment speed assumption (CPR) 8.3% 9.4% Weighted average servicing fee/spread 2.5999999999999999E-3 2.5000000000000001E-3 Fair value Fair value $289.93400000000003 $36.180999999999997 $22,246 As multiple of servicing fee 4.71 4.1500000000000004 4.3999999999999997E-2 Carrying (accounting) value $265.24 $36.180999999999997 0.1045 1.6000000000000001E-3 Fair value in excess of carrying value $24.694000000000017 $151 4.34 $151 ($ in millions) Mortgage Servicing Rights Mult is acct value / UPB / wt avg svc fee At 12/31/13 Under lower of amortized cost or fair value Under fair value UPB $23,400 $2,393 Excess Servicing Spread Weighted average coupon 3.6799999999999999E-2 4.7800000000000002E-2 Prepayment speed assumption (CPR) 8.2% 8.9% Weighted average servicing fee/spread 2.5999999999999999E-3 2.5999999999999999E-3 Fair value Fair value $289.74 $26.452000000000002 $20,512.659 As multiple of servicing fee 4.8 4.32 4.4400000000000002E-2 Carrying (accounting) value $264.12 $26.452000000000002 9.7% 1.552E-3 Fair value in excess of carrying value $25.620000000000005 $138.72200000000001 4.3600000000000003 $138.72200000000001

Appendix

Book value per common share(1) PMT EPS, Common Dividends and Book Value Per Common Share Over Time 4% (1)% Return on Avg. Common Equity(3) (1) At period end. (2) Effective January 1, 2018, PMT is electing changes to the accounting for its MSRs; see slide 18 for details. Pro forma for this change, book value per share would be $20.36. (3) Return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period. 4% EPS & Common Dividend 10% 9% 9% 8% 4% 11% 4Q17 Earnings Report (2)

Correspondent loan inventory PMT’s Long-Term Investments ■ CRT(1) ■ Retained interests from private-label securitizations ■ MSRs and ESS ■ Agency and non-Agency MBS ■ Distressed whole loans and REO PMT's Mortgage Assets and Leverage Ratio Over Time Leverage ratio(2) (1) The fair value of CRT investments is reflected on the balance sheet as restricted cash and a net derivative asset included in derivative assets (2) All borrowings divided by shareholders’ equity at period end Mortgage Assets ($ in millions) 3.6x 3.0x 3.0x 2.5x 2.5x 4Q17 Earnings Report

(2) PMT’s interest rate risk exposure is managed on a “global” basis Disciplined hedging Multiple mortgage-related investment strategies with complementary interest rate sensitivities Utilization of financial hedge instruments Also considers recapture benefit on MSRs and ESS and revenue opportunities from correspondent production Sensitivity profile may differ in 2018 with changes to PMT’s accounting for MSRs—see slide 18 Management of PMT’s Interest Rate Risk(1) Estimated Sensitivity to Changes in Interest Rates % change in PMT shareholders’ equity At 12/31/17 (1) Analysis does not include PMT assets for which interest rates are not a key driver of values, i.e., distressed mortgage loans and REO. The sensitivity analyses on the slide and the associated commentary are limited in that they are estimates as of December 31, 2017; only reflect movements in interest rates and do not contemplate other variables; do not incorporate changes in the variables in relation to other variables; are subject to the accuracy of various models and assumptions used; and do not incorporate other factors that would affect the Company’s overall financial performance in such scenarios, including operational adjustments made by management to account for changing circumstances. For these reasons, the preceding estimates should not be viewed as earnings forecasts. (2) Includes loans acquired for sale and IRLCs, net of associated hedges, Agency and Non-Agency MBS assets (3) Includes MSRs, ESS, and hedges which include put and call options on MBS, Eurodollar futures, Treasury futures, and Exchange-traded swaps (4) Net exposure represents the net position of the “Long” Assets and the MSRs/ESS and Hedges (3) (4) Instantaneous parallel shock in interest rates (in bps) 4Q17 Earnings Report

Nonperforming Loans (at December 31, 2017) Performing Loans (at December 31, 2017) Nonperforming loans are held on average at a 41% discount to current property value – fair value considers costs expected over the liquidation timeline, expected property appreciation and reperformance probability PMT advances funds for items such as property taxes and property preservation to protect the value of its investment in the underlying property; these advances are recovered from the proceeds when the loan is liquidated before loan balances are repaid or from borrower reperformance either through modification of the loan or reinstatement of the loan to current status Performing loans provide ongoing cash interest income and, as they season, the opportunity to realize gains through payoffs, refinances or loan sales Carrying Values for PMT’s Distressed Whole Loans (in millions) (in millions) 4Q17 Earnings Report

4Q17 Distressed Loan Portfolio Resolution Activity(1) Payoffs Foreclosure sales Short sales REO sales Modifications ($UPB in millions) Resolution Activity in the Quarter Total Liquidation Activities Resolution Activity Over Time ($UPB in millions) (% by Activity Type) $238 $222 $209 Quarterly resolution activity as a percentage of NPLs and REO was 16% in 4Q17, down from 18% in 3Q17 and unchanged from 16% in 4Q16 Modifications comprised 44% of total resolution activity, down from 48% of total resolution activity in 3Q17 REO sales were 38% of total resolution activity, up from 34% in 3Q17, despite the ongoing reduction of REO inventory REO inventory decreased to $163 million at December 31, 2017 from $185 million at September 30, 2017 New REO rentals were $5 million versus $6 million in 3Q17 $185 New REO Rentals 4Q17 Earnings Report $141 (1) Does not include bulk sales

Distressed Portfolio by Acquisition Period (1) Ratio of unpaid principal balance remaining to unpaid principal balance at acquisition 4Q17 Earnings Report 1Q10 2Q10 3Q10 4Q10 Purchase 4Q17 Purchase 4Q17 Purchase 4Q17 Purchase 4Q17 Balance ($mm) $182.672582201057 11.536497080000002 Balance ($mm) $195.49637637999993 12.74264973 Balance ($mm) $146.16193093000001 5.7141987800000011 Balance ($mm) $277.81527073999996 14.372076360000001 Pool Factor(1) 1 6.3153960714818366E-2 Pool Factor(1) 1 6.5181002154388906E-2 Pool Factor(1) 1 3.9094986934297207E-2 Pool Factor(1) 1 5.1732492320231208E-2 Current 6.2% 0.42790115108320209 Current 5.1% 0.44062535571241823 Current 1.2% 0.22678846149625898 Current 5.2% 0.22083107830078355 30 1.6% 0.13342614827758445 30 2.3% 8.8% 30 .4% 0.31666229329179901 30 4.2% 0.19059668007497282 60 5.8% 2.4% 60 4.1% .9% 60 1.3% 0.0% 60 5.8% 8.6% 90+ 0.37751962406759487 3.4% 90+ 0.42798263179756652 0.12159548389312903 90+ 0.382033460318353 0.28259476825550689 90+ 0.26823853620970328 0.25796105775769768 FC 0.46419279351222298 0.27758395358602223 FC 0.45929744234986214 0.15572720211622734 FC 0.58920656604656152 7.6% FC 0.59076838092028339 5.4% REO 2.3% 0.1037608896096561 REO 0.0% 0.18450587984576106 REO 0.0% 9.8% REO 0.0% 0.19003769612590621 1Q11 2Q11 3Q11 4Q11 Purchase 4Q17 Purchase 4Q17 Purchase 4Q17 Purchase 4Q17 Balance ($mm) $515.06181411999989 42.256890579999961 Balance ($mm) $259.77640001999998 22.167159920000003 Balance ($mm) $542.58631182000011 34.609996769999988 Balance ($mm) $49.030928989999992 7.8118765200000002 Pool Factor(1) 1 8.2042367384965731E-2 Pool Factor(1) 1 8.5331692633716427E-2 Pool Factor(1) 1 6.3787080536380464E-2 Pool Factor(1) 1 0.15932548456492138 Current 1.9657515374729567 0.29911242915687336 Current 0.11510263621983363 0.36935623596114703 Current .6% 0.3521251874419058 Current .2% 0.36283830687072871 30 1.9% 0.15877136622956886 30 6.5% 0.18254878498661545 30 1.3% 0.15456422447970078 30 87349884822159887.9% 8.5% 60 3.9% 4.5% 60 5.2% 9.7% 60 2.2% 4.8% 60 .2% 0.0% 90+ 0.25935027693370794 0.11387774547419149 90+ 0.31153207325134025 0.11455170211989882 90+ 0.22641709500175353 0.10215014879933489 90+ 0.70432946899789106 0.16574703999545554 FC 0.66302490871597985 0.18684505299916462 FC 0.43895799272459313 9.7% FC 0.73029441058117417 0.10690112872842086 FC 0.29025570151653785 0.0% REO 0.0% 0.19678100389941183 REO 1.7% 0.13971038018297471 REO .4% 0.23618256639322999 REO 0.0% 0.38612407688185013 1Q12 2Q12 3Q12 4Q12 No Pools Purchased in this Quarter. Purchase 4Q17 Purchase 4Q17 Purchase 4Q17 Balance ($mm) $402.45030485000052 36.250670220000018 Balance ($mm) $357.15906187000053 38.48312413 Balance ($mm) $290.26023193999981 52.134426959999935 Pool Factor(1) 1 9.007489815049638E-2 Pool Factor(1) 1 0.10774785869497878 Pool Factor(1) 1 0.1796127103308342 Current 0.45015742064731151 0.33795316074572701 Current 0.0% 0.22710883140557545 Current 3.6% 0.30942049660154164 30 3.9764924953814423 0.16965608698199675 30 2643453577956948.3% 6.2% 30 1.3% 0.15924601005722841 60 4.3% 0.12142979628474301 60 .1% 5.9% 60 5.4% 8.2% 90+ 0.31333999423109132 9.6% 90+ 0.49066117735460413 8.9% 90+ 0.578160596883591 0.17179454503013503 FC 0.15289854528234162 0.15433706345416087 FC 0.50802216807827427 0.23005556799631896 FC 0.32398010475454603 0.13940766080686581 REO 79773998461663616.8% 0.12070569463805078 REO 0.0% 0.33279481615725043 REO 0.0% 0.13823196609659255 1Q13 2Q13 3Q13 4Q13 Purchase 4Q17 Purchase 4Q17 Purchase 4Q17 Purchase 4Q17 Balance ($mm) $366.18001965000002 64.856799879999983 Balance ($mm) $397.26270838999989 104.85378287999993 Balance ($mm) $929.48776080999994 229.73555742000022 Balance ($mm) $507.25326598999976 193.68272641000004 Pool Factor(1) 1 0.17711725490099384 Pool Factor(1) 1 0.26394066361009427 Pool Factor(1) 1 0.24716361753897406 Pool Factor(1) 1 0.38182647485175264 Current 1.6% 0.38687331299763178 Current 4.8% 0.27426664189037414 Current .8% 0.21125716917765591 Current 1.4% 0.20425528483244987 30 1.5% 0.14326698614782166 30 7.4% 0.12704411375644212 30 .3% 8.7% 30 .2% 5.3% 60 3.5% 8.2% 60 7.6% 6.4% 60 .7% 3.9946549211023745 60 49456176395509983.5% 2.6% 90+ 0.82228762991438109 0.19443389595743341 90+ 0.45320655965837436 0.18667125860781342 90+ 0.58595936406453941 0.22891718021627269 90+ 0.38327758085609415 0.19234214971313304 FC 0.11200811442197979 8.6% FC 0.34857030802412398 0.16440813508587454 FC 0.39623865562150751 0.18384659821197999 FC 0.60015642926585211 0.28669891388483165 REO 0.0% 0.10748978076159743 REO 41969753636255736.4% 0.183656578056309 REO 0.0% 0.24889650706295965 REO 0.0% 0.23755243119927752 1Q14 2Q14 3Q14 4Q14 Purchase 4Q17 Purchase 4Q17 No Pools Purchased in this Quarter. Purchase 4Q17 Balance ($mm) $438.97483355999952 169.01703696000004 Balance ($mm) $37.864462410000002 12.975663449999999 Balance ($mm) $330.8 124.72882828000006 Pool Factor(1) 1 0.38502671232723101 Pool Factor(1) 1 0.34268711673490254 Pool Factor(1) 1 0.3770886653324616 Current 6.2% 0.14436896302811633 Current .7% 0.37804676029879619 Current 1.6% 0.29050604314712475 30 .7% 6.8% 30 .6% 0.12808712066279743 30 1.6% 8.5% 60 .7% 2.4% 60 1.4% 6.9846070183024064 60 7.0999999999999994 1.9% 90+ 0.37474172053536514 0.25968248165649299 90+ 0.59012298175660305 0.15459547773643897 90+ 0.52700000000000002 0.20968508508143896 FC 0.53788599573038365 0.25103949952714882 FC 0.38217975613403099 0.13630723830156061 FC 0.36899999999999999 0.20664841396680519 REO 1.0978773113063386 0.25255474150870477 REO 0.0% 0.13311733281738283 REO 0.0% 0.18992763354451031 1Q15 Purchase 4Q17 No distressed loan acquisitions since 1Q15 Balance ($mm) $310.2 141.80642408999995 Pool Factor(1) 1 0.45720403621497729 Current 1.8% 0.21948210752600744 30 .3% 6.2% 60 1.1% 8.4% 90+ 0.66700000000000004 0.1948735539122077 FC 0.311 0.25053147823156557 REO 0.0% 0.18936373780187324

Distressed Portfolio by Acquisition Period (cont.) (1) Ratio of unpaid principal balance remaining to unpaid principal balance at acquisition 4Q17 Earnings Report 1Q10 2Q10 3Q10 4Q10 Purchase 4Q17 Purchase 4Q17 Purchase 4Q17 Purchase 4Q17 Balance ($mm) $182.672582201057 11.536497080000002 Balance ($mm) $195.49637637999993 12.74264973 Balance ($mm) $146.16193093000001 5.7141987800000011 Balance ($mm) $277.81527073999996 14.372076360000001 Pool Factor(1) 1 6.3153960714818366E-2 Pool Factor(1) 1 6.5181002154388906E-2 Pool Factor(1) 1 3.9094986934297207E-2 Pool Factor(1) 1 5.1732492320231208E-2 Current 6.2% 0.42790115108320209 Current 5.1% 0.44062535571241823 Current 1.2% 0.22678846149625898 Current 5.2% 0.22083107830078355 30 1.6% 0.13342614827758445 30 2.3% 8.8% 30 .4% 0.31666229329179901 30 4.2% 0.19059668007497282 60 5.8% 2.4% 60 4.1% .9% 60 1.3% 0.0% 60 5.8% 8.6% 90+ 0.37751962406759487 3.4% 90+ 0.42798263179756652 0.12159548389312903 90+ 0.382033460318353 0.28259476825550689 90+ 0.26823853620970328 0.25796105775769768 FC 0.46419279351222298 0.27758395358602223 FC 0.45929744234986214 0.15572720211622734 FC 0.58920656604656152 7.6% FC 0.59076838092028339 5.4% REO 2.3% 0.1037608896096561 REO 0.0% 0.18450587984576106 REO 0.0% 9.8% REO 0.0% 0.19003769612590621 1Q11 2Q11 3Q11 4Q11 Purchase 4Q17 Purchase 4Q17 Purchase 4Q17 Purchase 4Q17 Balance ($mm) $515.06181411999989 42.256890579999961 Balance ($mm) $259.77640001999998 22.167159920000003 Balance ($mm) $542.58631182000011 34.609996769999988 Balance ($mm) $49.030928989999992 7.8118765200000002 Pool Factor(1) 1 8.2042367384965731E-2 Pool Factor(1) 1 8.5331692633716427E-2 Pool Factor(1) 1 6.3787080536380464E-2 Pool Factor(1) 1 0.15932548456492138 Current 1.9657515374729567 0.29911242915687336 Current 0.11510263621983363 0.36935623596114703 Current .6% 0.3521251874419058 Current .2% 0.36283830687072871 30 1.9% 0.15877136622956886 30 6.5% 0.18254878498661545 30 1.3% 0.15456422447970078 30 87349884822159887.9% 8.5% 60 3.9% 4.5% 60 5.2% 9.7% 60 2.2% 4.8% 60 .2% 0.0% 90+ 0.25935027693370794 0.11387774547419149 90+ 0.31153207325134025 0.11455170211989882 90+ 0.22641709500175353 0.10215014879933489 90+ 0.70432946899789106 0.16574703999545554 FC 0.66302490871597985 0.18684505299916462 FC 0.43895799272459313 9.7% FC 0.73029441058117417 0.10690112872842086 FC 0.29025570151653785 0.0% REO 0.0% 0.19678100389941183 REO 1.7% 0.13971038018297471 REO .4% 0.23618256639322999 REO 0.0% 0.38612407688185013 1Q12 2Q12 3Q12 4Q12 No Pools Purchased in this Quarter. Purchase 4Q17 Purchase 4Q17 Purchase 4Q17 Balance ($mm) $402.45030485000052 36.250670220000018 Balance ($mm) $357.15906187000053 38.48312413 Balance ($mm) $290.26023193999981 52.134426959999935 Pool Factor(1) 1 9.007489815049638E-2 Pool Factor(1) 1 0.10774785869497878 Pool Factor(1) 1 0.1796127103308342 Current 0.45015742064731151 0.33795316074572701 Current 0.0% 0.22710883140557545 Current 3.6% 0.30942049660154164 30 3.9764924953814423 0.16965608698199675 30 2643453577956948.3% 6.2% 30 1.3% 0.15924601005722841 60 4.3% 0.12142979628474301 60 .1% 5.9% 60 5.4% 8.2% 90+ 0.31333999423109132 9.6% 90+ 0.49066117735460413 8.9% 90+ 0.578160596883591 0.17179454503013503 FC 0.15289854528234162 0.15433706345416087 FC 0.50802216807827427 0.23005556799631896 FC 0.32398010475454603 0.13940766080686581 REO 79773998461663616.8% 0.12070569463805078 REO 0.0% 0.33279481615725043 REO 0.0% 0.13823196609659255 1Q13 2Q13 3Q13 4Q13 Purchase 4Q17 Purchase 4Q17 Purchase 4Q17 Purchase 4Q17 Balance ($mm) $366.18001965000002 64.856799879999983 Balance ($mm) $397.26270838999989 104.85378287999993 Balance ($mm) $929.48776080999994 229.73555742000022 Balance ($mm) $507.25326598999976 193.68272641000004 Pool Factor(1) 1 0.17711725490099384 Pool Factor(1) 1 0.26394066361009427 Pool Factor(1) 1 0.24716361753897406 Pool Factor(1) 1 0.38182647485175264 Current 1.6% 0.38687331299763178 Current 4.8% 0.27426664189037414 Current .8% 0.21125716917765591 Current 1.4% 0.20425528483244987 30 1.5% 0.14326698614782166 30 7.4% 0.12704411375644212 30 .3% 8.7% 30 .2% 5.3% 60 3.5% 8.2% 60 7.6% 6.4% 60 .7% 3.9946549211023745 60 49456176395509983.5% 2.6% 90+ 0.82228762991438109 0.19443389595743341 90+ 0.45320655965837436 0.18667125860781342 90+ 0.58595936406453941 0.22891718021627269 90+ 0.38327758085609415 0.19234214971313304 FC 0.11200811442197979 8.6% FC 0.34857030802412398 0.16440813508587454 FC 0.39623865562150751 0.18384659821197999 FC 0.60015642926585211 0.28669891388483165 REO 0.0% 0.10748978076159743 REO 41969753636255736.4% 0.183656578056309 REO 0.0% 0.24889650706295965 REO 0.0% 0.23755243119927752 1Q14 2Q14 3Q14 4Q14 Purchase 4Q17 Purchase 4Q17 No Pools Purchased in this Quarter. Purchase 4Q17 Balance ($mm) $438.97483355999952 169.01703696000004 Balance ($mm) $37.864462410000002 12.975663449999999 Balance ($mm) $330.8 124.72882828000006 Pool Factor(1) 1 0.38502671232723101 Pool Factor(1) 1 0.34268711673490254 Pool Factor(1) 1 0.3770886653324616 Current 6.2% 0.14436896302811633 Current .7% 0.37804676029879619 Current 1.6% 0.29050604314712475 30 .7% 6.8% 30 .6% 0.12808712066279743 30 1.6% 8.5% 60 .7% 2.4% 60 1.4% 6.9846070183024064 60 7.0999999999999994 1.9% 90+ 0.37474172053536514 0.25968248165649299 90+ 0.59012298175660305 0.15459547773643897 90+ 0.52700000000000002 0.20968508508143896 FC 0.53788599573038365 0.25103949952714882 FC 0.38217975613403099 0.13630723830156061 FC 0.36899999999999999 0.20664841396680519 REO 1.0978773113063386 0.25255474150870477 REO 0.0% 0.13311733281738283 REO 0.0% 0.18992763354451031 1Q15 Purchase 4Q17 No distressed loan acquisitions since 1Q15 Balance ($mm) $310.2 141.80642408999995 Pool Factor(1) 1 0.45720403621497729 Current 1.8% 0.21948210752600744 30 .3% 6.2% 60 1.1% 8.4% 90+ 0.66700000000000004 0.1948735539122077 FC 0.311 0.25053147823156557 REO 0.0% 0.18936373780187324

Correspondent Production Fundings and Locks by Product Note: Figures may not sum exactly due to rounding 4Q17 Earnings Report ($ in millions) 4Q16 1Q17 2Q17 3Q17 4Q17 Fundings Conventional $7,492 $4,632 $5,918.259999999998 $6,530.360000000001 $5,891.1504007399999 Government 12544 9280 10392.396000000001 10873.405000000001 9504.8030605200001 Jumbo - - - - - Total $20,036 $13,912 $16,310.422 $17,403.440999999999 $15,395.95346126 Locks Conventional $6,925 $5,184 $7,021.581561 $6,356.3441639400007 $6,293.2366228800001 Government 12289 9292 11209.338514999999 10999.3008760595 9570.8870151197007 Jumbo - - - - - Total $19,215 $14,476 $18,230.920075999999 $17,355.645039999501 $15,864.123637999701

Cash deposited in the SPV in Other assets. Represents collateral for the initial credit risk retained Adjustment to timing of cash flows in the most recent CRT commitment allows more efficient deployment of capital during the aggregation period Derivative represents value of expected future cash inflows related to assumption of credit risk net of expected future losses Current cash collateralizing guarantee included in “Deposits securing credit risk transfer agreements” Includes fair value recognition upon loan delivery under CRT Agreements and market value changes Payments made to Fannie Mae, from pledged cash, for losses on loans underlying the CRT agreements Cash income to PMT from the CRT SPVs Total UPB of loans delivered to the CRT Special Purpose Vehicles (SPVs) and sold to Fannie Mae Credit Risk Transfer – Income Statement and Balance Sheet Treatment Current outstanding UPB of loans delivered to the CRT SPVs and sold to Fannie Mae (1) Cumulative for the eleven quarters ending 12/31/2017 4Q17 Earnings Report ($ in thousands) Since Inception(1) As of December 31, 2016 1Q17 Activity 2Q17 Activity 3Q17 Activity 4Q17 Activity As of December 31, 2017 Year ended December 31, 2017 UPB of mortgage loans transferred under CRT Agreements $30,322,988 $15,793,440 $1,834,295 $3,760,825 $4,126,946 $4,807,482 $30,322,988 $14,529,548 Deposits of restricted cash to secure guarantees $,606,594 ,453,953 15,793 41,355 44,998 $50,495 ,606,594 $,152,641 Gains (losses) recognized on assets related to CRT Agreements included in Net gain on investments: Realized $74,860 23,129 10,288 11,361 13,662 $16,420 74,860 $51,731 Valuation-related 92,994 9,964 10,019 27,087 4,162 $41,762 92,994 $83,030 $,167,854 33,093 20,307 38,448 17,824 58,182 ,167,854 $,134,761 Payments made to settle losses $1,486 $90 $149 $262 $539 $446 $1,486 $1,396 At December 31, 2017 UPB of mortgage loans subject to guarantee obligation $26,845,392 Delinquency Current to 89 days delinquent $26,720,097 90 or more days delinquent $,106,259 Foreclosure $5,464 Bankruptcy $13,572 Carrying value of CRT agreements Deposits included in Other assets $,588,867 Derivative assets $98,640 Commitments to fund Deposits securing CRT Agreements $,482,471

PMT’s Investments in GSE Credit Risk Transfer (1) FICO and LTV metrics at origination (UPB in billions) 4Q17 Earnings Report ($ in billions) CRT 2015 -1 (May 2015 - July 2015) CRT 2015 -2 (August 2015 - Feburary 2016) CRT 2016 -1 (Feburary 2016 - August 2016) At inception 43100 At inception 43100 At inception 43100 UPB $1.32 $0.79921331495000003 UPB $4.2 $3.0332187683299998 UPB $6.4 $5.6858751703500001 Loan Count 4,108 3,090 Loan Count 15,255 11,797 Loan Count 21,615 19,579 % Purchase 0.67599805258033097 0.69320388349514495 % Purchase 0.71399541134054401 0.72882936339747295 % Purchase 0.67400000000000004 0.69615404259665903 WA FICO(1) 741.62092290717601 742.72921668883396 WA FICO(1) 742.59141710737094 742.94916632317404 WA FICO(1) 748.14379736670799 748.87837954110103 WA LTV(1) 0.80542303113345803 0.77445248102520003 WA LTV(1) 0.81227108641329104 0.78736291727499996 WA LTV(1) 0.81213195516699999 0.78895569448189995 60+ Days Delinquent Loan Count 38 60+ Days Delinquent Loan Count 161 60+ Days Delinquent Loan Count 164 60+ Days Delinquent % o/s UPB 1.326% 60+ Days Delinquent % o/s UPB 1.396% 60+ Days Delinquent % o/s UPB .825% 180+ Days Delinquent Loan Count 7 180+ Days Delinquent Loan Count 29 180+ Days Delinquent Loan Count 11 Actual Losses ($k) $201.995 Actual Losses ($k) $762.37599999999998 Actual Losses ($k) $285.27600000000001 CRT 2016 -2 (August 2016 - Current) Total At inception 43100 At inception 43100 UPB $17.327084500410205 $17.327084500410205 UPB $29.247084500410207 $26.845391754040204 Loan Count 63,660 63,660 Loan Count ,104,638 98,126 % Purchase 0.75315739868049003 0.75315739868049003 % Purchase 0.72917529655432101 0.73697083341825798 WA FICO(1) 733.9611507976 733.9611507976 WA FICO(1) 739.17897183949594 738.39732370173795 WA LTV(1) 0.81548717338919996 0.81548717338919996 WA LTV(1) 0.81269354461945897 0.80546816398279997 60+ Days Delinquent Loan Count 261 60+ Days Delinquent Loan Count 624 60+ Days Delinquent % o/s UPB .419% 60+ Days Delinquent % o/s UPB .643% 180+ Days Delinquent Loan Count 7 180+ Days Delinquent Loan Count 54 Actual Losses ($k) $236.766549 Actual Losses ($k) $1,486.4135489999999

# PMT's Excess Servicing Spread Investments in Partnership with PFSI

- PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to Ginnie Mae MSRs
- PMT acquires the right to receive the excess servicing spread cash flows over the life of the underlying loans
- PFSI owns the MSRs and services the loans


Acquired by PFSI from Third-Party Seller(1)
MSR Asset (e.g., 25bp servicing fee)
Acquired by PMT from PFSI(1)
Excess Servicing Spread (e.g., 12.5bp)
Base MSR (e.g., 12.5bp)

*Example transaction: actual transaction details may vary materially*

Excess Servicing Spread[(2)]

- Interest income from a portion of the contractual servicing fee
  - Realized yield dependent on prepayment speeds and recapture

Base MSR

- Income from a portion of the contractual servicing fee
- Also entitled to ancillary income
- Bears expenses of performing loan servicing activities
- Required to advance certain payments largely for delinquent loans

(1) The contractual servicer and MSR owner is PennyMac Loan Services, LLC, an indirect controlled subsidiary of PFSI
(2) Subject and subordinate to Agency rights (under the related servicer guide); does not change the contractual servicing fee paid by the Agency to the servicer.

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